SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2008

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Through this Current Report on Form 8-K, Motive, Inc. (the “Motive” or the “Company”) is furnishing (as Exhibit 99.1 hereto) its audited consolidated balance sheets as of December 31, 2007 and 2006, and related audited consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years ended December 31, 2007 and 2006 (collectively, the “Audited Financial Statements”), including the opinion of Motive’s independent registered public accounting firm related to such financial statements (the “Audit Opinion”). The Company’s consolidated financial statements give effect to a restatement of previously issued preliminary unaudited and unreviewed consolidated financial statements for the years ended December 31, 2006 and 2007, that were furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K dated March 17, 2008 (the “Preliminary Unaudited and Unreviewed Consolidated Financial Statements”). The restatement primarily relates to corrections to revenue recognition related to the BroadJump acquisition and other miscellaneous corrections.

Pursuant to the Agreement and Plan of Merger dated as of June 16, 2008 (the “Merger Agreement”), among Lucent Technologies, Inc. (“Parent”), its wholly-owned subsidiary, Magic Acquisition Subsidiary Inc. (“Purchaser”), and Motive, Purchaser commenced a tender offer (the “Offer”) for all of the outstanding shares of Motive’s common stock on July 16, 2008. The Offer is currently scheduled to expire at 5:00 p.m., New York City time, on October 6, 2008. (Reference is made to Item 1.01 of Motive’s Current Report on Form 8-K dated June 16, 2008 for a more detailed description of the Merger Agreement and the transactions contemplated thereby.)

It is a condition precedent to Purchaser’s obligation to accept for payment and pay for shares tendered in the Offer that:

(1) Motive’s independent registered public accounting firm deliver an opinion with respect to the Audited Financial Statements indicating that the Audited Financial Statements have been audited by such firm in accordance with the standards of the Public Company Accounting Oversight Board and present fairly, in all material respects, the consolidated financial position of the Company at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the years ended December 31, 2007 and 2006, in conformity with United States generally accepted accounting principles, and that such opinion not be qualified because of a limitation on the scope of the audit or contain any qualification relating to the acceptability of accounting principles used or the completeness of disclosures made,

(2) the audit referenced in such opinion shall not have resulted in a decrease in the balance of total assets (excluding goodwill) at December 31, 2007, as stated on the Company’s Audited Financial Statements, of more than 5.0% below the balance of total assets (excluding goodwill) as stated on the Preliminary Unaudited and Unreviewed Consolidated Financial Statements dated December 31, 2007, or an increase in the balance of total liabilities (excluding deferred revenue) at December 31, 2007, as stated on the Company’s Audited Financial Statements, of more than 5% above the balance of the total liabilities (excluding deferred revenue) as stated in the Preliminary Unaudited and Unreviewed Consolidated Financials Statements dated December 31, 2007, and

(3) five business days shall have elapsed from and including the date that Motive furnishes the Audited Financial Statements and such opinion to the SEC on a Current Report on Form 8-K.

The Audited Financial Statements, the Audit Opinion and the audit referenced therein satisfy and comply with the requirements discussed in clauses (1) and (2) above. Motive is furnishing the Audited Financial Statements and the Audit Opinion to the SEC on this Current Report on Form 8-K in order to satisfy clause (3) above. The five business day requirement discussed in clause (3) above will be satisfied at the close of business on October 6, 2008, coinciding with the last business day on which the Offer is to remain open.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 is deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of Motive under the Securities Act of 1933 or the Securities Exchange Act of 1934 made after the date hereof, the information furnished in this Item 2.02 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 made after the date hereof, the information furnished in Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

99.1	Audited consolidated balance sheets as of December 31, 2007 and 2006, and related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years ended December 31, 2007 and 2006, including the report of Motive’s independent registered public accounting firm related thereto.

IMPORTANT NOTICE:

Information in this Form 8-K regarding the Merger Agreement and the transactions contemplated thereby is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Motive’s common stock is only pursuant to the offer to purchase, letter of transmittal and related materials that Alcatel-Lucent, or a subsidiary thereof, has filed with the SEC on Schedule TO. Motive has filed with the SEC and mailed to its stockholders a Tender Offer Solicitation/ Recommendation Statement on Schedule 14D-9 in connection with the Offer. Shareholders of Motive should read these materials carefully because they contain important information, including the terms and conditions of the Offer. Shareholders may obtain the offer to purchase, the letter of transmittal and related documents without charge from the SEC’s Website at www.sec.gov or from Motive’s Investor Relations department or the Investor Relations section of Motive’s website at http://ir.motive.com. Shareholders are urged to read carefully those materials prior to making any decisions with respect to the Offer.

This Form 8-K and the Exhibits hereto contain forward looking information based on the current expectations of Motive. Because forward looking statements involve risks and uncertainties, actual results could differ materially. All statements in this Form 8-K and the Exhibits hereto, other than statements of historical fact, are statements that could be deemed forward looking statements, including the expected benefits and costs of the transaction described herein, management plans relating to the transaction, the anticipated timing of filings and approvals relating to the transaction, the ability of Motive to satisfy all conditions to closing of the transaction, the expected timing of the completion of the transaction, the ability of the parties to complete the transaction, any statements of the plans, strategies and objectives of future operations, and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected, risks related to the timing or ultimate completion of the transaction, risks that, prior to the completion of the transaction, Motive’s business may not perform as expected due to uncertainty, risks that the parties are unable to successfully implement integration strategies, and other risks that are described from time to time in the public filings of Motive with the U.S. Securities and Exchange Commission, including those discussed in Exhibit 99.2 to Motive’s Current Report on Form 8-K, dated March 17, 2008, which filings are available at www.sec.gov.

Any forward looking statements in this Form 8-K and the Exhibits hereto speak only as of the date hereof. Motive expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such forward looking statements to reflect any changes in expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement may have been based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: September 30, 2008	By:	/s/ Mike Fitzpatrick
Mike Fitzpatrick
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Audited consolidated balance sheets as of December 31, 2007 and 2006, and related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years ended December 31, 2007 and 2006, including the report of Motive’s independent registered public accounting firm related thereto.